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                            FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934

       Date of Report  (Date of earliest event reported):
                        January 25, 1994

                  Commission File No.: 0-14685




                       GENICOM CORPORATION
     (Exact name of registrant as specified in its charter)



                       DELAWARE         51 - 0271821
                    (State or other       (I.R.S.
                    jurisdiction of       Employer
                   incorporation or     Identificat
                     organization)        ion No.)

                14800 Conference Center
                         Drive
                 Suite 400, Westfields    22021-3806
                  Chantilly, Virginia     (Zip Code)
                 (Address of principal
                  executive offices)




 Registrant's telephone number, including area code:
                  (703) 802- 9200




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
              GENICOM Corporation and Subsidiaries
                         Form 8-K Index

Item 5.    Other Events

           On November 1, 1993, the registrant amended its Deferred Compensation and Savings Plan.
           A copy of the amendment to the plan is filed herewith as Exhibit 10.1.

           On January 20, 1994, the registrant amended its Deferred Compensation and Savings Plan.
           A copy of the amendment to the plan is filed herewith as Exhibit 10.2.


Item 7.    Financial Statements and Exhibits

    (c)    Exhibits

           10.1  First Amendment to the Deferred
           Compensation and Savings Plan, dated as of November 1, 1993.

           10.2  Second Amendment to the Deferred
           Compensation and Savings Plan, dated as of January 20, 1994.

Signatures                                                  3



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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      GENICOM Corporation
                                      -------------------
                                           Registrant


Date:  March 30, 1995


                                         James C. Gale
                                           Signature
                                      --------------------
                                      James C. Gale
                                      Senior Vice
                                      President Finance
                                      and Chief Financial
                                      Officer

                                      (Mr. Gale is the
                                      Chief Financial
                                      Officer and has been
                                      duly authorized to
                                      sign on behalf of
                                      the Registrant)











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
              GENICOM Corporation and Subsidiaries

                  INDEX TO EXHIBITS TO FORM 8-K
                        January 25, 1994
    Exhibit
    Number                  Description                Page
--------------    -------------------------------   ----------
     10.1         First Amendment to the Deferred    E-1-E-27
                  Compensation and Savings Plan,
                  dated as of November 1, 1993

     10.2         Second Amendment to the           E-28-E-29
                  Deferred Compensation and
                  Savings Plan, dated as of
                  January 20, 1994



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